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                                                                  Exhibit 10.100


                                  ALLONGE #1 TO
                              DEED OF TRUST NOTE OF
                             ARV ACACIA VILLA, L.P.
                                       TO
                           RED MORTGAGE CAPTIAL, INC.
                 IN THE ORIGINAL PRINCIPAL SUM OF $2,386,100.00
                           DATED AS OF JANUARY 1, 2002


================================================================================


     1. Except as provided in Paragraphs 2, and 3 below, Maker may not prepay any sums due under the Mortgage Note (the "Note") prior to March 1, 2007. Commencing on March 1, 2007, upon thirty (30) days advance written notice to the Holder, Maker may prepay the indebtedness evidenced by this Note, in whole or in an amount equal to one or more monthly payments of principal next due, on the last day of any month, provided such prepayment is accompanied by the prepayment penalty (expressed as a percentage of the principal amount so prepaid) set forth below:

                PREPAYMENT PERIODS                      PREPAYMENT PENALTY
                ------------------                      ------------------
     March 1, 2007 through February 29, 2008                     5%
     March 1, 2008 through February 28, 2009                     4%
     March 1, 2009 through February 28, 2010                     3%
     March 1, 2010 through February 28, 2011                     2%
     March 1, 2011 through February 29, 2012                     1%
     March 1, 2012 and thereafter                              None

     All such prepayments, including the principal sum and interest thereon to and including the date of such prepayment and any prepayment penalty due in connection therewith, shall be paid in immediately available Federal Funds.

     2. Notwithstanding any prepayment prohibition imposed and/or penalty required by this Allonge #1 with respect to voluntary prepayments made prior to March 1, 2011, the indebtedness may be prepaid in whole or in part without the consent of the holder and without prepayment premium if the Commissioner determines that prepayment will avoid a mortgage insurance claim and is therefore in the best interest of the Federal Government.

     3. The provisions of Paragraph 1 of this Allonge #1 shall not apply and no prepayment premium shall be collected by the holder with respect to any prepayment which is made by or on behalf of Maker from insurance proceeds as a result of damage to the property or condemnation awards which may, at the option of the holder, be applied to reduce the indebtedness evidenced by the Note pursuant to the terms of the Mortgage given of even date to secure the indebtedness evidenced by the Note.

     4. A reduction in the principal amount of the Note required by the Commissioner at the time of Initial/Final Endorsement by the Commissioner as a result of the Commissioner's cost certification requirements shall not be construed as a prepayment hereunder. If a reduction is required by the Commissioner as aforesaid, or if any prepayment from any source (to the extent permitted herein) is made, the remaining payments due on the Note may, with the approval of the holder and the Commissioner, be recast such that the required monthly payments of principal and interest shall be in equal amounts sufficient to amortize the Note over the then remaining term thereof.


                           ARV ACACIA VILLA, L.P.
                           a California limited partnership


                           By: CASA BONITA FULLERTON, LTD.
                               a California limited partnership, General Partner


                               By: ARV ASSISTED LIVING, INC.
                                   a Delaware corporation, General Partner


                                   By:
                                       -----------------------------------------
                                       Douglas Armstrong
                                       Vice President



                                END OF ALLONGE #1